Exhibit 99.3

CBL

CREDIT FACILITY TERM SHEET

October 27, 2020

Privileged & Confidential

Prepared at the Direction of Counsel

Subject to Material Change

Subject to FRE 408

Privileged & Confidential

Prepared at the Direction of Counsel

Subject to Material Change

Term Sheet

Subject to FRE 408

Ad Hoc Group Proposal
Credit Facilities	> Secured takeback debt

‒   Amount: $[950]mm (amount will be equal to the value of the collateral)

‒   Maturity: December 2027

‒   Interest Rate: L + 350 bps (50 bps floor)

‒   Amortization: None

‒   Paydown: None

‒   Upfront Fee: None

‒   Collateral: Liens on existing Borrowing Base properties; no additional collateral

‒   Guarantors: No guarantee from CBL LP, or its successor; no recourse to any legal entities other than entities holding Borrowing Base properties

‒   Financial Covenants: TBD

‒   Restricted Payments: No limitation on Restricted Payments

> Pro rata share of $[750]mm of new preferred equity, to be shared pro rata among the Credit Facility claim

(until payment in full) and bondholder claim:

‒   Estimate $[173]mm of new preferred equity

o Depending upon the amount of new secured takeback debt, new preferred equity may be re-sized to ensure a par recovery to the Credit Facility banks (i.e. secured takeback debt plus new preferred equity to Credit Facility to equal par recovery)

‒   [TBD]% PIK dividend

‒   Votes with the reorganized common equity as a single class on a one-for-one basis on all matters submitted to the holders of reorganized common equity

‒   Other terms TBD

Unsecured Bonds	> Pro rata share of $[750]mm of new preferred equity (estimated to equal): ‒ Estimate $[577]mm of new preferred equity > 90% of reorganized common equity(1)

(1)   Subject to dilution from MIP and warrants.

Privileged & Confidential

Prepared at the Direction of Counsel

Subject to Material Change

Term Sheet (Cont’d)

Subject to FRE 408

Ad Hoc Group Proposal
Preferred Equity

> If preferred holders vote in favor of the transaction, TBD split of 10% of reorganized common equity on a pre-diluted basis(1) to be shared with existing common equity and TBD split of Warrants (as defined below)

‒   $5mm cash out option for existing preferred holders on terms reasonably acceptable to the Company and Required Consenting Noteholders

> If preferred holders vote against the transaction as a class, preferred holders shall recover zero

Common Equity

> If common equity holders and special common units vote in favor of the transaction as a class, common shareholders and special common unit holders shall receive 10% of the reorganized common equity on a pre-diluted basis(1) to be split TBD with preferred equity

> Three warrant packages (“Warrants”); Warrants to be split TBD between preferred equity and existing common equity

‒   Package A: 6.67% 3-year warrants with a strike price where bonds recover 80%

‒   Package B: 6.67% 3-year warrants with a strike price where bonds recover 95%

‒   Package C: 6.67% 4-year warrants with a strike price where bonds recover 110%

> If common equity holders vote against the transaction as a class, common equity holders shall recover zero

> Warrants expire if they are trading at a 35% premium to their strike price for 90 days without exercise

Management	> Up to 10% of reorganized common equity
Incentive Plan
(“MIP”)
Board of Directors	> 1 member is CEO > 5 members selected by Required Consenting Noteholders > 1 member selected by Company Parties and reasonably acceptable to Required Consenting Noteholders

(1)   Subject to dilution from MIP and warrants.

Privileged & Confidential

Prepared at the Direction of Counsel Subject to Material Change Subject to FRE 408

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